UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2025 (January 8, 2025).

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	001-41654	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1340 Reynolds Avenue, Unit 120

Irvine, CA 92614

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	Nasdaq

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2025, Clean Energy Technology, Inc., a Nevada corporation (the “Company”) received a letter from the staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it no longer complies with Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G) for continued listing of shares of the Company’s common stock, par value $0.001 per share, due to the Company’s failure to hold an annual meeting within 12 months of the end of the Company’s fiscal year ended December 31, 2023. As a result, as of January 8, 2025, the Company has 45 calendar days, or until February 24, 2025, to submit a plan to Nasdaq to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year ended December 31, 2024, or until June 30, 2025, to allow the Company to regain compliance.

The Company intends to submit its plan of compliance with respect to the foregoing requirement setting forth, among other things, a proxy statement preparation and proxy solicitation timeline leading to the Company’s annual meeting of its shareholders. While the Company intends to submit its compliance plan to address the foregoing deficiency, the Company cannot provide any assurance that it will be able to present a plan of compliance that will be accepted by the Staff. In the event the Company’s plan is not accepted, the Company’s securities may be subject to delisting and the Company will have the opportunity to appeal the Staff’s delisting determination to a hearings panel in accordance with the Nasdaq Listing Rule 5615(a). The Company expects to organize an annual meeting in the coming weeks to regain compliance with the applicable Nasdaq Listing Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

By:	/s/ Kambiz Mahdi
Kambiz Mahdi
Chief Executive Officer

Date:	January 10, 2025